Exhibit 10.3

This Amendment (this “Amendment”), dated as of October 31, 2013, to the Amended and Restated Shareholders Agreement is entered into by and among GLOBAL INDEMNITY PLC (as successor to United America Indemnity, Ltd.), a public limited company incorporated under the laws of Ireland (the “Company”). U.N. HOLDINGS (CAYMAN), LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Holdings”), U.N. HOLDINGS (CAYMAN) II, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Holdings II”) and those co-investment funds listed on the signature pages of this Agreement (the “Co-investment Funds,” and together with Holdings and Holdings II, the “Shareholders”).

W I T N E S S E T H

WHEREAS, the Company and the Shareholders are the parties to an Amended and Restated Shareholders Agreement dated as of July 2, 2010 (the “Amended and Restated Shareholders Agreement”); and

WHEREAS, the Company and the Shareholders desire to amend the Amended and Restated Shareholders Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Company and the Shareholders hereby agree to amend the Amended and Restated Shareholders Agreement as follows:

Amendments.

(a) Section 1.1 of the Amended and Restated Shareholders Agreement is hereby amended to insert the following definition after the definition of “Shares” and before the definition of “Transfer”:

““Shelf Registration Statement” means a registration statement of the Company filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.”

(b) Section 3.1.3 of the Amended and Restated Shareholders Agreement is hereby amended and restated in its entirety as follows:

“3.1.3 Obligations of Transferees. No Transfer of Shares that would be otherwise permitted pursuant to this Agreement shall be effective unless (a) the Transferee shall have executed an appropriate document (a “Joinder Agreement”) in form and substance reasonably satisfactory to the Company confirming that (i) the Transferee takes such Shares subject to all the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions and (ii) the certificates in respect of the Shares shall bear legends, substantially in the forms required by Section 3.4, and (b) such Joinder Agreement shall have been delivered to and approved by the Company prior to such Transferee’s acquisition of Shares, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the provisions of this Section 3.1.3 shall not apply to (x) a Transfer of Shares validly made pursuant to a Shelf Registration Statement or a Piggyback Registration, pursuant to an effective registration statement under the Securities Act or (y) a Transfer of Shares permitted by Section 3.3.1(c).”

(c) Section 3.1.4(c) is hereby amended and restated as follows:

“(c) except in connection with a Piggyback Registration or a Shelf Registration, would require the Shares to be registered under the Exchange Act or”

(d) Section 3.3.1 (c) is hereby added as follows:

“(c) Notwithstanding any other provision of this Agreement, the Shareholders and any FPC Affiliate Transferee shall be free to Transfer without consideration (for example, by means of a distribution, dividend or otherwise) Shares to any or all of such Shareholders or FPC Affiliate Transferee’s respective limited partners or investors, and shall not be subject to Section 3.1.3 or 3.4; provided, however, that:

“(i) Any such limited partner or other investor who seeks to Transfer Shares (such limited partner or other investor, a “Prospective Extraordinary Transferor”) (other than in the case of a Transfer to a Shareholder or any FPC Affiliate Transferee) must first make a written offer to sell such Shares to the Company at a certain price (the “Minimum Price”), which offer must provide the Company with 10 business days after receipt of the offer to accept the offer and repurchase such Shares (a “Repurchase Offer”); and

“(ii) A Prospective Extraordinary Transferor may only Transfer Shares if the Company fails to accept a Repurchase Offer with respect to those Shares, and then only at a price at least as high as the Minimum Price with respect to those Shares.”

(e) Section 4.3(b) is hereby amended to insert the words “Shelf Registration Statement or” immediately before the first instance of the words “Piggyback Registration”.

(f) Section 4.5 is hereby amended to replace the words “Equity Security” with lowercase “equity security”.

(g) New Section 4.6 is hereby inserted immediately after Section 4.5 as follows:

“Section 4.6 Shelf Registrations.

“4.6.1 Resale Shelf. At any time and from time to time, the Shareholders and any FPC Affiliate Transferees may make a written request to the Company to register Registrable Securities that are subject to holding period or volume restrictions under Rule 144 held by such Shareholders and any FPC Affiliate Transferees of Registrable Securities with the SEC on a shelf registration statement. Each request shall specify the kind and aggregate amount of Registrable Securities to be registered and the intended means of disposition thereof.

“4.6.10 Shelf Registration Statement Filing and Maintenance. Upon request, so long as the Company is eligible to do so, the Company shall file and maintain with the SEC as set forth in this Section 4.6 a Shelf Registration Statement that covers resale of the Registrable Securities; provided, further, that for the avoidance of doubt, the existence of a Shelf Registration Statement shall not have any effect on the restrictions on Transfer set forth in this Agreement. This Shelf Registration Statement shall be on Form S-3 (or any comparable or successor form or forms then in effect) under the Securities Act; provided, however, that if the Company is a WKSI at the time of filing of the Shelf Registration Statement with the SEC, the Shelf Registration Statement shall be designated by the Company as an Automatic Shelf Registration Statement. The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act during the time periods throughout the year when the Company’s insider trading window is open for trading by executives and directors until the Shareholders, FPC Affiliate Transferees and their respective limited partners and investors no longer hold any Registrable Securities that are subject to holding period or volume restrictions under Rule 144.

“4.6.11 Shelf Take-Down Notices. The Shareholders, FPC Affiliate Transferees and their respective limited partners and affiliates agree that if they wish to sell Registrable Securities that are subject to holding period or volume restrictions under Rule 144 pursuant to the Shelf Registration Statement and related prospectus, they will do so in accordance with this Section 4.6.11. In the event a Shareholder, an FPC Affiliate Transferee or a limited partner or investor thereof wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related prospectus, whether in an underwritten offering or otherwise that would require action by the Company pursuant to 4.6.11 (a), such Shareholder, FPC Affiliate Transferee, limited partner or investor agrees to notify the Company of such intent (a “Shelf Take-Down Notice”) and shall deliver a Shelf Take-Down Notice at least twenty (20) business days prior to any intended-distribution of Registrable Securities under the Shelf Registration Statement, it being agreed that if such Shareholder, FPC Affiliate Transferee, limited partner or investor intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall reasonably cooperate with such Shareholder, FPC Affiliate Transferee, limited partner or investor to facilitate such distribution. From and after the date the Shelf Registration Statement is declared or deemed effective, the Company shall, as promptly as practicable after the date of the Shelf Take-Down Notice:

“(a) If required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Shareholder, FPC Affiliate Transferee, limited partner or investor is named as a selling security holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Shareholder, FPC Affiliate Transferee, limited partner or investor to deliver or be deemed to have delivered such prospectus to purchasers of Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared or deemed effective under the Securities Act as promptly as practicable;

“(b) provide such Shareholder, FPC Affiliate Transferee, limited partner or investor copies of any documents filed pursuant to Section 4.6.11 (a); and

“(c) notify such Shareholder, FPC Affiliate Transferee, limited partner or investor as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 4.6.11 (a); provided, however, that if such Shelf Take-Down Notice is delivered during a closed trading window, the Company shall so inform the Shareholder, FPC Affiliate Transferee, limited partner or investor and shall take the actions set forth at Sections 4.6.11 (a) and (b) above promptly upon the expiration of the closed trading window.

“4.6.12 Abandonment or Withdrawal of Shelf Take-Down Notices. A Shareholder, FPC Affiliate Transferee, limited partner or investor shall have the right to notify the Company that it has determined that a Shelf Take-Down Notice it issued be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw all activities undertaken in connection with such offering with respect to Registrable Securities.

“4.6.13 Limitations on Registration under a Shelf Registration Statement. In the event that the SEC sets forth a limitation on the securities that may be registered on a particular Shelf Registration Statement, the Company may reduce the number of securities to be registered on such Shelf Registration Statement to the number of securities as allowed by the SEC.”

Effect. Except as specifically provided by this Amendment, the Amended and Restated Shareholders Agreement shall remain in full force and effect.

Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Given under the Common Seal of GLOBAL INDEMNITY PLC

By:	/s/ Cynthia Y. Valko
Director – Cynthia Y. Valko

By:	/s/ Linda C. Hohn
Secretary – Linda C. Hohn

U.N. HOLDINGS (CAYMAN), LTD.

By:	/s/ Saul A. Fox
Name: Saul A. Fox
Title: Director

U.N. HOLDINGS (CAYMAN) II, LTD.

By:	/s/ Saul A. Fox
Name: Saul A. Fox
Title: Director

U.N. CO-INVESTMENT FUND I (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox
Title: Director

U.N. CO-INVESTMENT FUND II (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox
Title: Director

U.N. CO-INVESTMENT FUND III (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox
Title: Director

U.N. CO-INVESTMENT FUND IV (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox
Title: Director

U.N. CO-INVESTMENT FUND V (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox Title: Director

U.N. CO-INVESTMENT FUND VI (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox Title: Director

U.N. CO-INVESTMENT FUND VII (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox Title: Director

U.N. CO-INVESTMENT FUND VIII (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International
GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Name: Saul A. Fox Title: Director

U.N. CO-INVESTMENT FUND IX (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By:	/s/ Saul A. Fox
Nerve: Saul A. Fox Title: Director